UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2006
DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 516-734-3600
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On May 3, 2006, DealerTrack Digital Solutions, Inc. (the “Company”), a wholly-owned subsidiary of DealerTrack Holdings, Inc., announced that it had purchased (the “Acquisition”) substantially all of the assets and certain liabilities of Global Fax, L.L.C. (“Global Fax”) pursuant to an Asset Purchase Agreement (the “Agreement”) for a cash purchase price of $23,800,000, plus an additional performance payment based on revenue derived by the Company from the sale of Seller Services (as such term is defined in the Agreement) through the end of 2006, up to an aggregate additional payment of $2,400,000. Global Fax is a business process outsourcer for financing sources in the automotive indirect finance industry.
The foregoing description of the Acquisition and the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE
On May 4, 2006, DealerTrack Holdings, Inc. issued a press release entitled “DealerTrack Completes Global Fax Acquisition,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
a) Financial Statements of Business Acquired.
Global Fax Consolidated Financial Statements as of and for the Year Ended December 31, 2005 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
DealerTrack Holdings, Inc. Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2005 (Unaudited) and Pro Forma Combined Condensed Balance Sheet as of December 31, 2005 (Unaudited) are filed as Exhibit 99.3 to this Current Report on Form 8-K.
(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated May 3, 2006, by and among DealerTrack Digital Solutions, Inc., Global Fax, L.L.C., Global Data Services—Ohio, LLC, John W. George, Jr. Family Limited Partnership John W. George, Jr. Delta Trust II UAD 6/30/02 Matthew Kennedy, Paul Kennedy and Jeffery J. Vaughn Revocable Living Trust UAD 4-4-83.
23.1	Consent of KPMG LLP.
99.1	Press Release dated, May 4, 2006, entitled “DealerTrack Completes Global Fax Acquisition.”
99.2	Global Fax Consolidated Financial Statements as of and for the Year Ended December 31, 2005.
99.3	DealerTrack Holdings, Inc. Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2005 (Unaudited) and Pro Forma Combined Condensed Balance Sheet as of December 31, 2005 (Unaudited).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEALERTRACK HOLDINGS, INC.
Date: May 8, 2006	By:	/s/ Mark F. O'Neil
Mark F. O'Neil Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Asset Purchase Agreement, dated May 3, 2006, by and among DealerTrack Digital Solutions, Inc., Global Fax, L.L.C., Global Data Services—Ohio, LLC, John W. George, Jr. Family Limited Partnership John W. George, Jr. Delta Trust II UAD 6/30/02 Matthew Kennedy, Paul Kennedy and Jeffery J. Vaughn Revocable Living Trust UAD 4-4-83.
23.1	Consent of KPMG LLP.
99.1	Press Release, dated May 4, 2006, entitled “DealerTrack Completes Global Fax Acquisition.”
99.2	Global Fax Consolidated Financial Statements as of and for the Year Ended December 31, 2005.
99.3	DealerTrack Holdings, Inc. Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2005 (Unaudited) and Pro Forma Combined Condensed Balance Sheet as of December 31, 2005 (Unaudited).